Securities, 424I - Securities, 424I: 1	Aug. 29, 2025 USD ($)
Securities, 424I Table
Fee Previously Paid	false
Security Class Title	Ordinary shares,par value $0.000001 per share
Fee Rate	0.00015%
Amount of Registration Fee	$ 252.62